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     SUPPLEMENT NO. 3 DATED DECEMBER 20, 2002

TO   PROSPECTUS dated February 1, 2002
     (supplanting Supplement No. 2 dated June 6, 2002)

FOR  STATE STREET RESEARCH AURORA FUND
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST

     AVAILABILITY OF SHARES

     Beginning January 2, 2003, shares of the fund will be available on a limited basis to new and existing shareholders through certain brokers and other financial professionals. Fund shares are also available through the reinvestment of dividends and distributions by existing shareholders.

     The fund reserves the right to accept new investments or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of the fund's ability to effectively manage the addition of new investments in accordance with the fund's investment strategy. Management of the fund can be affected by the limited availability of small capitalization value stocks and changes in related market conditions, among other factors.

     For further information, please contact your broker or other financial professional or call the State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637).

[STATE STREET RESEARCH LOGO]                                        AR-6975-1202
                                                 Control Number: (exp0203)SSR-LD